AMENDMENT TO SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN AGREEMENT THIS AMENDMENT TO SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN AGREEMENT (“Amendment”) is made as of the 22nd day of August, 2025, by and between JOAN DICKINSON (the “Executive”) and MID PENN BANK (the “Bank”). WITNESSETH WHEREAS, the Bank and the Executive entered into an Amended and Restated Supplemental Executive Retirement Plan Agreement dated September 6, 2022 (the “Agreement”); and WHEREAS, the Bank and the Executive desire to amend Section 2.1.1 of and Schedule A to the Agreement. NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows: 1. Section 2.1.1 of the Agreement is hereby amended and restated in its entirety to read as follows: 2.1.1 Amount of Benefit. The initial benefit under this Section 2.1 is One Hundred and Twenty-Five Thousand Dollars ($125,000). The Bank may increase the annual benefit under this Section 2.1 at the sole and absolute discretion of the Board. Any such discretionary increase shall require the recalculation of all the amounts on Schedule A. 2. Schedule A of the Agreement is hereby amended and restated in its entirety to read as reflected in the Schedule A attached hereto. 3. In all other respects, the Agreement shall remain in full force and effect as amended hereby. IN WITNESS WHEREOF, the parties, each intending to be legally bound, have executed this Amendment as of the date, month and year first above written. MID PENN BANK By: __/s/ Rory G. Ritrievi_______ Name: Rory G. Ritrievi___________ Title: _ President and CEO________

EXECUTIVE By: __/s/ Joan Dickinson_________ Joan Dickinson

SCHEDULE A (updated August 22, 2025) Joan Dickinson Early Termination Disability Pre-Retirement Death Plan Year Annual Benefit Annual Benefit Annual Benefit January 1 – December 31, 2025 $62,428.25 $62,428.25 $62,428.25 January 1 – December 31, 2026 $83,285.50 $83,285.50 $83,285.50 January 1 – December 31, 2027 $104,142.75 $104,142.75 $104,142.75 January 1 – December 31, 2028 and All Subsequent Plan Years $125,000.00 $125,000.00 $125,000.00